                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of Bank of America Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Charles M. Berger, Rachel R. Cummings and Paul J. Polking, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) one or more Registration Statements of Bank of America Corporation on Form S-8 relating to the issuance of shares of the Common Stock of Bank of America Corporation pursuant to the Bank of America Corporation 2002 Associates Stock Option Plan, and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statements"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statements under such securities laws, regulations or requirements as may be applicable; and each of Bank of America Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Bank of America Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Bank of America Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statements under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                       BANK OF AMERICA CORPORATION

                                       /s/ Kenneth D. Lewis
                                       --------------------------
                                       Kenneth D. Lewis
                                       Chairman and Chief Executive Officer

Dated:   September 26, 2001


         Signature                       Title                                        Date
         ---------                       -----                                        ----

/s/ Kenneth D. Lewis                Chairman, Chief Executive                   September 26, 2001
---------------------------         Officer and Director
Kenneth D. Lewis                    (Principal Executive Officer)

/s/ James H. Hance, Jr.             Vice Chairman, Chief                        September 26, 2001
---------------------------         Financial Officer and Director
James H. Hance, Jr.                 (Principal Financial Officer)

/s/ Marc D. Oken                    Executive Vice President and                September 26, 2001
---------------------------         Principal Financial Executive
Marc D. Oken                        (Principal Accounting Officer)

/s/ John R. Belk                    Director                                    September 26, 2001
---------------------------
John R. Belk

/s/ Charles W. Coker                Director                                    September 26, 2001
---------------------------
Charles W. Coker

/s/ Frank Dowd, IV                  Director                                    September 26, 2001
---------------------------
Frank Dowd, IV

/s/ Kathleen F. Feldstein           Director                                    September 26, 2001
-------------------------
Kathleen F. Feldstein

/s/ Paul Fulton                     Director                                    September 26, 2001
---------------------------
Paul Fulton

/s/ Donald E. Guinn                 Director                                    September 26, 2001
---------------------------
Donald E. Guinn

/s/ C. Ray Holman                   Director                                    September 26, 2001
---------------------------
C. Ray Holman


/s/ Walter E. Massey                Director                                    September 26, 2001
---------------------------
Walter E. Massey

/s/ C. Steven McMillan              Director                                    September 26, 2001
---------------------------
C. Steven McMillan

/s/ Patricia E. Mitchell            Director                                    September 26, 2001
---------------------------
Patricia E. Mitchell

/s/ O. Temple Sloan, Jr.            Director                                    September 26, 2001
---------------------------
O. Temple Sloan, Jr.

/s/ Meredith R. Spangler            Director                                    September 26, 2001
---------------------------
Meredith R. Spangler

                                    Director                                    September __, 2001
---------------------------
Ronald Townsend

/s/ Peter V. Ueberroth              Director                                    September 26, 2001
---------------------------
Peter V. Ueberroth

/s/ Jackie M. Ward                  Director                                    September 26, 2001
---------------------------
Jackie M. Ward

/s/ Virgil R. Williams              Director                                    September 26, 2001
---------------------------
Virgil R. Williams

                           Bank of America Corporation

                    Extract of Board of Director Resolutions

                               September 26, 2001

     RESOLVED, that Charles M. Berger, Rachel R. Cummings and Paul J. Polking be, and each of them with full power to act without the other hereby is, authorized and empowered to sign the aforesaid Registration Statements [relating to the Bank of America Corporation 2002 Associates Stock Option Plan] and any amendment or amendments thereto (including any post-effective amendments) on behalf of and as attorneys for the Corporation and on behalf of and as attorneys for any of the following: the chief executive officer, the principal financial officer, the principal accounting officer and any other officer of the Corporation.

                            CERTIFICATE OF SECRETARY
                            ------------------------

     I, ALLISON L. GILLIAM, Assistant Secretary of Bank of America Corporation, a corporation duly organized and existing under the laws of the State of Delaware, do hereby certify that the foregoing is a true and correct extract of resolutions duly adopted by a majority of the entire Board of Directors of said Corporation at a meeting of said Board of Directors held on September 26, 2001, at which meeting a quorum was present and acted throughout and that said resolution is in full force and effect and has not been amended or rescinded as of the date hereof.

     IN WITNESS WHEREOF, I have hereupon set my hand and affixed the seal of said corporation this 31st day of January, 2002.

(SEAL)

                                       /s/ Allison L. Gilliam
                                       ----------------------
                                       Allison L. Gilliam
                                       Assistant Secretary